                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

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Check the appropriate box:

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[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S) 240.14a-12

                      Shared Medical Systems Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                 SMS SCHEDULES ANNUAL MEETING FOR JUNE 9, 2000

                      SMS AMENDS SHAREHOLDERS RIGHTS PLAN

Malvern, PA, March 20, 2000 - Shared Medical Systems Corporation (SMS), (NYSE:
SMS), a leading provider of health information systems and services, today announced that its Board of Directors has scheduled the Company's Annual Meeting of Stockholders for June 9, 2000. SMS had previously notified the New York Stock Exchange of its intent to hold the Annual Meeting in May, 2000. Stockholders of record as of April 17, 2000 will be eligible to vote at the meeting.

The SMS Board of Directors is evaluating the various strategic alternatives available to the Company as it seeks to enhance value for all SMS stockholders. The Board believes that holding the Annual Meeting in June will allow more time to carefully review these alternatives. The Company announced on March 6, 2000 that it had retained Goldman, Sachs & Co. to assist in that effort.

SMS also announced today that its Board of Directors has approved an amendment to its shareholders rights plan. The amendment deletes all provisions requiring certain actions under the plan to be authorized by "continuing directors," as defined in the plan. The amendment was adopted to conform the terms of the plan to recent decisions by the Delaware courts. Other Delaware corporations have recently taken similar actions.

About SMS

SMS supplies information systems and professional services to over 5,000 health enterprises and health providers in North America, Europe, and New Zealand. The Company offers a full range of clinical, financial, and management applications to support health providers across the continuum of care. In addition, SMS is a leading provider of outsourcing, consulting, and implementation services.

Founded in 1969, SMS has 30 years of network computing experience, operating the industry's largest Information Services Center (ISC) and Health Information Network for application hosting, e-commerce, enterprise systems management, and managed Internet services. As the premier Application Service Provider (ASP) in healthcare, SMS' ISC operates health applications for over 1,000 health providers, with connections to over 350,000 customer workstations and 500 connections to payers, representing 130 million covered lives. Based in Malvern, Pennsylvania, SMS reported revenues in excess of $1.2 billion for fiscal year 1999. Further information about SMS' systems and services is available at www.smed.com.

                                      ###

This document may contain forward-looking statements relating to, among other things, growth plans, future results of operations and general business conditions relating to SMS. These forward-looking statements are based largely on current expectations and are subject to risks and uncertainties. Actual results could differ materially from these forward-looking statements depending on changes in external competitive market factors, the effectiveness of marketing and promotion strategies or the ability of the companies to execute their business strategy. These matters and other business risks to which SMS is subject are discussed in its periodic reports and registration statements filed from time to time with the Securities and Exchange Commission.

Eclipsys Corporation has announced that it intends to nominate its designees for election to the SMS Board of Directors at the SMS Annual Meeting of Stockholders currently scheduled to be held on June 9, 2000, in furtherance of its desire to force a merger between Eclipsys and SMS. SMS and certain other persons named below may be deemed to be participants in the solicitation of proxies for such Annual Meeting in favor of the nominees of the incumbent Board of Directors of SMS. The participants in such solicitation may include the directors of SMS (R. James Macaleer, Frederick W. DeTurk, Josh S. Weston, Jeffrey S. Rubin, Marvin S. Cadwell and Gail R. Wilensky), Terrence W. Kyle, SMS' Chief Financial Officer, and Julie McDowell, SMS' Director of Investor Relations (collectively, the "SMS Participants"). As of December 31, 1999, R. James Macaleer beneficially owned approximately 957,534 shares of SMS common stock. None of the remaining SMS Participants own in excess of 1% of SMS common stock.

SMS has retained Goldman, Sachs & Co. ("Goldman Sachs") to assist the Company in evaluating its various strategic alternatives, for which they received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, SMS has agreed to indemnify Goldman Sachs and certain persons related to them against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Goldman Sachs is an investment banking firm that provides a full range of financial services for institutional and individual clients. Goldman Sachs does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that Schedule 14A requires the disclosure of certain information concerning Goldman Sachs. In connection with Goldman Sachs' role as financial advisor to SMS, Goldman Sachs and the following investment banking employees of Goldman Sachs may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of SMS: Cody J. Smith and W. Tobin Whamond. In the normal course of its business Goldman Sachs regularly buys and sells SMS common stock for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman Sachs and its associates having a net "long" or net "short" position in SMS common stock, or option contracts or other derivatives in or relating to SMS common stock. As of March 16, 2000, Goldman Sachs as principal held a net "long" position of 1,723 of the common shares of SMS.

STOCKHOLDERS ARE ADVISED TO READ THE SMS PROXY STATEMENT FOR ITS ANNUAL MEETING WHEN IT IS AVAILABLE AND OTHER RELEVANT COMMUNICATIONS FILED BY SMS WITH THE SEC, AS AND WHEN FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ANNUAL MEETING. INVESTORS WILL BE ABLE TO OBTAIN THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN AVAILABLE, FOR FREE AT THE SEC'S WEB SITE, www.sec.gov, OR FROM THE SMS INVESTOR RELATIONS DEPARTMENT AT (610) 219-6528.


Contact:
          Judith Wilkinson / Matt Sherman
          Joele Frank, Wilkinson Brimmer Katcher
          212-355-4449

MEMO TO:  ALL SMS EMPLOYEES

FROM:     MARV CADWELL
          PRESIDENT AND CEO

DATE:     MARCH 20, 2000

SUBJECT:  PRESS RELEASE


Attached is a copy of a press release issued this morning in which the Company announced that the annual meeting for stockholders will be held on June 9, 2000. Stockholders of record on April 17, 2000 will be eligible to vote at the meeting.

As you know, the SMS Board is in the process of evaluating the various strategic alternatives available to the Company as it seeks to enhance value for all SMS stockholders. The Board believes that holding the Annual Meeting in June will allow more time to carefully review these alternatives.

We also announced that we have modified our shareholders rights plan to reflect recent decisions by the Delaware courts. Other Delaware corporations have recently taken similar actions.

We ask that you do your best during this period to help the Company deliver results by remaining focused on serving our customers and meeting our strategic objectives. As promised, we will continue to keep you informed as events progress.

Thank you for your ongoing support and dedication.

STOCKHOLDERS ARE ADVISED TO READ THE SMS PROXY STATEMENT FOR ITS ANNUAL MEETING WHEN IT IS AVAILABLE AND OTHER RELEVANT COMMUNICATIONS FILED BY SMS WITH THE SEC, AS AND WHEN FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ANNUAL MEETING. INVESTORS WILL BE ABLE TO OBTAIN THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN AVAILABLE, FOR FREE AT THE SEC'S WEB SITE, www.sec.gov, OR FROM THE SMS INVESTOR RELATIONS DEPARTMENT AT (610) 219-6528.
-----------

Eclipsys Corporation has announced that it intends to nominate its designees for election to the SMS Board of Directors at the SMS Annual Meeting of Stockholders currently scheduled to be held on June 9, 2000. Information about the participants in the solicitation of proxies for such Annual Meeting can be obtained from SMS' filing under Rule 14a-12 filed with the SEC on March 20, 2000.

                 SMS SCHEDULES ANNUAL MEETING FOR JUNE 9, 2000

                      SMS AMENDS SHAREHOLDERS RIGHTS PLAN

Malvern, PA, March 20, 2000 - Shared Medical Systems Corporation (SMS), (NYSE:
SMS), a leading provider of health information systems and services, today announced that its Board of Directors has scheduled the Company's Annual Meeting of Stockholders for June 9, 2000. SMS had previously notified the New York Stock Exchange of its intent to hold the Annual Meeting in May, 2000. Stockholders of record as of April 17, 2000 will be eligible to vote at the meeting.

The SMS Board of Directors is evaluating the various strategic alternatives available to the Company as it seeks to enhance value for all SMS stockholders. The Board believes that holding the Annual Meeting in June will allow more time to carefully review these alternatives. The Company announced on March 6, 2000 that it had retained Goldman, Sachs & Co. to assist in that effort.

SMS also announced today that its Board of Directors has approved an amendment to its shareholders rights plan. The amendment deletes all provisions requiring certain actions under the plan to be authorized by "continuing directors," as defined in the plan. The amendment was adopted to conform the terms of the plan to recent decisions by the Delaware courts. Other Delaware corporations have recently taken similar actions.

About SMS

SMS supplies information systems and professional services to over 5,000 health enterprises and health providers in North America, Europe, and New Zealand. The Company offers a full range of clinical, financial, and management applications to support health providers across the continuum of care. In addition, SMS is a leading provider of outsourcing, consulting, and implementation services.

Founded in 1969, SMS has 30 years of network computing experience, operating the industry's largest Information Services Center (ISC) and Health Information Network for application hosting, e-commerce, enterprise systems management, and managed Internet services. As the premier Application Service Provider (ASP) in healthcare, SMS' ISC operates health applications for over 1,000 health providers, with connections to over 350,000 customer workstations and 500 connections to payers, representing 130 million covered lives. Based in Malvern, Pennsylvania, SMS reported revenues in excess of $1.2 billion for fiscal year 1999. Further information about SMS' systems and services is available at www.smed.com.

                                      ###

This document may contain forward-looking statements relating to, among other things, growth plans, future results of operations and general business conditions relating to SMS. These forward-looking statements are based largely on current expectations and are subject to risks and uncertainties. Actual results could differ materially from these forward-looking statements depending on changes in external competitive market factors, the effectiveness of marketing and promotion strategies or the ability of the companies to execute their business strategy. These matters and other business risks to which SMS is subject are discussed in its periodic reports and registration statements filed from time to time with the Securities and Exchange Commission.

Eclipsys Corporation has announced that it intends to nominate its designees for election to the SMS Board of Directors at the SMS Annual Meeting of Stockholders currently scheduled to be held on June 9, 2000, in furtherance of its desire to force a merger between Eclipsys and SMS. SMS and certain other persons named below may be deemed to be participants in the solicitation of proxies for such Annual Meeting in favor of the nominees of the incumbent Board of Directors of SMS. The participants in such solicitation may include the directors of SMS (R. James Macaleer, Frederick W. DeTurk, Josh S. Weston, Jeffrey S. Rubin, Marvin S. Cadwell and Gail R. Wilensky), Terrence W. Kyle, SMS' Chief Financial Officer, and Julie McDowell, SMS' Director of Investor Relations (collectively, the "SMS Participants"). As of December 31, 1999, R. James Macaleer beneficially owned approximately 957,534 shares of SMS common stock. None of the remaining SMS Participants own in excess of 1% of SMS common stock.

SMS has retained Goldman, Sachs & Co. ("Goldman Sachs") to assist the Company in evaluating its various strategic alternatives, for which they received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, SMS has agreed to indemnify Goldman Sachs and certain persons related to them against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Goldman Sachs is an investment banking firm that provides a full range of financial services for institutional and individual clients. Goldman Sachs does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that Schedule 14A requires the disclosure of certain information concerning Goldman Sachs. In connection with Goldman Sachs' role as financial advisor to SMS, Goldman Sachs and the following investment banking employees of Goldman Sachs may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of SMS: Cody J. Smith and W. Tobin Whamond. In the normal course of its business Goldman Sachs regularly buys and sells SMS common stock for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman Sachs and its associates having a net "long" or net "short" position in SMS common stock, or option contracts or other derivatives in or relating to SMS common stock. As of March 16, 2000, Goldman Sachs as principal held a net "long" position of 1,723 of the common shares of SMS.

STOCKHOLDERS ARE ADVISED TO READ THE SMS PROXY STATEMENT FOR ITS ANNUAL MEETING WHEN IT IS AVAILABLE AND OTHER RELEVANT COMMUNICATIONS FILED BY SMS WITH THE SEC, AS AND WHEN FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ANNUAL MEETING. INVESTORS WILL BE ABLE TO OBTAIN THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN AVAILABLE, FOR FREE AT THE SEC'S WEB SITE, www.sec.gov, OR FROM THE SMS INVESTOR RELATIONS DEPARTMENT AT (610) 219-6528.


Contact:
          Judith Wilkinson / Matt Sherman
          Joele Frank, Wilkinson Brimmer Katcher
          212-355-4449